REORGANIZATION	6 Months Ended
Jun. 30, 2026
REORGANIZATION
REORGANIZATION

NOTE 9: — REORGANIZATION

In March 2026, Freightos announced and implemented an operational efficiency and cost reduction restructuring plan. These cost-savings initiatives and efficiencies included reducing headcount by approximately 50 employees, or about 14% of the team. This cost reduction plan is intended to enable Freightos to improve operating efficiency.

As a result of the restructuring plan, the Company recognized reorganization expenses of $1,527 during the six months ended June 30, 2026. These expenses were recognized in the statements of profit or loss as follows: $39 within cost of revenue and $1,488 within operating expenses.

As of June 30, 2026, the Company had a provision of $456, associated with the restructuring plan. The provision is expected to be substantially utilized during the remainder of 2026.